Exhibit 99.1

For information contact:

J.J. Pellegrino

Chief Financial Officer

LeMaitre Vascular Inc.

781- 425-1691

jpellegrino@lemaitre.com

LeMaitre Vascular Q3 2011 Sales $14.6mm (+7%), Op. Income $2.0mm

BURLINGTON, MA, October 27, 2011 — LeMaitre Vascular, Inc. (NASDAQ: LMAT), a provider of peripheral vascular devices and implants, today reported Q3 2011 financial results. The Company posted sales of $14.6mm and operating income of $2.0mm. The Company also declared a cash dividend and provided Q4 2011 and full-year 2012 guidance.

Q3 2011 sales increased 7% vs. Q3 2010. Sales in the Americas grew 8%, while international sales increased 5%. By category, Vascular grew 12% while Endovascular decreased 12%. Organic sales growth was 4% in the quarter.

The Company reported a gross margin of 69.9% in Q3 2011 vs. 76.1% in Q3 2010. The decrease was largely due to costs related to the consolidation of its AlboGraft manufacturing in Burlington and a sales mix shift.

Reported Q3 2011 operating income was $2.0mm, vs. $2.0mm in Q3 2010. Adjusted operating income was $1.7mm excluding a $0.7mm gain from the Endologix termination and restructuring charges of $0.4mm. Net income in Q3 2011 was $1.2mm or $0.08 per diluted share, versus $1.5mm, or $0.09 per diluted share, in Q3 2010.

Cash and marketable securities as of September 30, 2011 were $23.1mm, an increase of $1.7mm during the quarter. This increase included the receipt of the $1.3mm distribution-termination payment, partially offset by dividend payments of $0.3mm and share repurchases of $0.7mm.

George W. LeMaitre, Chairman and CEO said, “With our five initiatives largely in the rearview mirror, we are now leaner (minus two factories), more focused (vascular niches) and more direct-to-hospital (Spain & Denmark). These changes should enable us to post faster sales growth and higher gross margins. I am also excited about the progress we are making in The UnBalloon post-approval trial and believe a launch is likely in Q4 2011 or Q1 2012.”

Q3 2011 operating expenses were $8.2mm, a 2% decrease from $8.4mm in Q3 2010. Excluding a net gain from special items of $0.3mm, operating expenses in Q3 2011 were $8.5mm, up 2% from Q3 2010.

Sales and Marketing expenses increased 1% in Q3 2011 to $4.8mm. The Company ended Q3 2011 with 71 sales representatives, up from 64 at the end of Q3 2010. Excluding the effects of the stronger Euro, sales & marketing expenses fell 2% year-over-year.

General and Administrative expenses increased 11% in Q3 2011 to $2.8mm, due to additional country managers in France and Spain, Lifespan and Spain-direct amortization, and the comparatively stronger Euro.

Research and Development expenses decreased 14% to $1.0mm in Q3 2011 driven by the exit from stent graft clinical trials and lower product development expenses. In Q3 2011, the Company received its U.S. 510(k) for The UnBalloon and the Over-the-Wire LeMaitre Valvulotome. The UnBalloon previously received its CE Mark in Q2 2011.

Quarterly Dividend

The Company’s Board of Directors approved the payment of a quarterly cash dividend on the Company’s common stock of $0.02 per share, with payment to be made on December 6, 2011 to shareholders of record at the close of business on November 23, 2011. Future declarations of quarterly dividends and the establishment of future record and payment dates are subject to the final determination of the Company’s Board of Directors.

Business Outlook

The Company expects Q4 2011 sales of $14.2mm (+9% organic versus Q4 2010), and reported operating income of $1.2mm. The Company also expects 2012 full-year sales of $59.0mm (+8% organic vs. 2011), and reported operating income of $6.0mm (+50% vs. 2011).

The Company’s Q4 2011 and full-year 2012 guidance includes the effects of its exit from stent grafts. These devices accounted for $6.8mm of sales in 2010 and $4.0mm of sales ($2.1mm of gross profit) in 2011. The Company does not expect to record stent-graft sales in Q4 2011 and full-year 2012.

Except as otherwise stated, all guidance amounts exclude the effects of future acquisitions, foreign exchange rate changes, distributor terminations and factory consolidations.

Conference Call Reminder

Management will conduct a conference call at 5:00 p.m. EDT today to review the Company’s financial results and discuss its business outlook for the remainder of the year. The conference call will be broadcast live over the Internet. Individuals who are interested in listening to the webcast should log on to the Company’s website at www.lemaitre.com/investor. The conference call may also be accessed by dialing 866-804-6929 (+1-857-350-1675 for international callers), using pass-code 68818191. For individuals unable to join the live conference call, a replay will be available on the Company’s website.

About LeMaitre Vascular

LeMaitre Vascular is a provider of devices for the treatment of peripheral vascular disease, a condition that affects more than 20 million people worldwide. The Company develops, manufactures and markets disposable and implantable vascular devices to address the needs of its core customer, the vascular surgeon.

Well-known to vascular surgeons, the Company’s diversified product portfolio consists of brand name devices used in arteries and veins outside of the heart, including the Expandable LeMaitre Valvulotome and the Pruitt F3 Carotid Shunt.

LeMaitre and the LeMaitre Vascular logo are registered trademarks of LeMaitre Vascular, Inc. This press release contains other trademarks and trade names of the Company.

For more information about the Company, please visit http://www.lemaitre.com.

Use of Non-GAAP Financial Measures

LeMaitre Vascular management believes that in order to better understand the Company’s short-term and long-term financial trends, investors may wish to consider certain non-GAAP financial measures as a supplement to financial performance measures prepared in accordance with GAAP. These non-GAAP measures result from facts and circumstances that vary in frequency and/or impact on continuing operations. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP. In addition to the description provided below, reconciliation of GAAP to non-GAAP results is provided in the financial statement tables included in this press release.

In this press release, the Company has reported non-GAAP financial measures, adjusted operating income and operating expenses, which exclude the gain related to the termination of the Endologix distribution relationship and restructuring charges, which consisted of European severance payments and the consolidation of our Lifespan manufacturing facility in Burlington. This press release also includes selling expense after adjusting for the effect of the stronger Euro.

In addition, this press release includes sales growth after adjusting for foreign exchange, business development transactions, and other events. The Company refers to this as “organic” sales growth. The Company analyzes net sales on a constant currency basis net of acquisitions and other non-recurring events to better measure the comparability of results between periods. Because changes in foreign currency exchange rates have a non-operating impact on net sales, and acquisitions, product discontinuations, and other strategic transactions are episodic in nature and highly variable in sales impact, the Company believes that evaluating growth in sales on a constant currency basis net of such transactions provides an additional and meaningful assessment of sales to both management and the Company’s investors. During Q4 2010, the Company acquired its LifeSpan Vascular Graft business and discontinued its Italian OEM manufacturing operations, and in Q3 2011, the Company completed its divestiture of the TAArget and UniFit product lines and ceased distributing the Endologix Powerlink stent graft.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this press release regarding the Company’s business that are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Specifically, statements regarding the financial and operational guidance, future sales growth, plans for commercial launch of The UnBalloon or other products, manufacturing consolidations, and the addition of direct-sales territories are forward-looking, involving risks and uncertainties. The Company’s current quarterly financial results, as discussed in this release, are preliminary and unaudited, and subject to adjustment. Forward-looking statements are based on management’s current, preliminary expectations and are subject to risks and uncertainties that could cause actual results to differ from the results predicted. These risks and uncertainties include, but are not limited to, the risk that the Company does not generate sufficient operating scale to maintain or increase profitability; risks related to product demand and market acceptance of the Company’s products; risks that the Company’s products may fail to provide the desired safety and efficacy; risks related to attracting, training and retaining sales representatives and other employees; the significant competition the Company faces from other companies, technologies, and alternative medical procedures; the risk that the Company may fail to expand its product offerings through internal development or acquisition; the risk that the Company is not successful in transitioning to a direct-selling model in new territories; the risk that the Company experiences production delays or quality difficulties in the consolidation of its manufacturing operations; the general uncertainty related to seeking regulatory approvals for the Company’s products; adverse conditions in the general domestic and global economic markets and other risks and uncertainties included under the heading “Risk Factors” in our most recent Annual Report on Form 10-K, as updated by our subsequent filings with the SEC, all of which are available on the Company’s investor relations website at http://www.lemaitre.com and on the SEC’s website at http://www.sec.gov. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date they were made, or to reflect the occurrence of unanticipated events.

Financial Statements

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)

CONDENSED CONSOLIDATED BALANCE SHEETS

(amounts in thousands)

	September 30, 2011	December 31, 2010
	(unaudited)
Assets

Current assets:
Cash and cash equivalents	$23,087	$22,614
Accounts receivable, net	8,853	8,475
Inventories	7,250	8,375
Other current assets	3,702	3,447

Total current assets	42,892	42,911

Property and equipment, net	4,394	3,806
Goodwill	11,917	11,917
Other intangibles, net	3,243	3,686
Deferred tax assets	136	134
Other assets	442	820

Total assets	$63,024	$63,274

Liabilities and stockholders’ equity

Current liabilities:
Accounts payable	$1,276	$1,320
Accrued expenses	7,974	8,628
Acquisition-related obligations	552	441
Deferred Tax Liabilty- ST	59	—

Total current liabilities	9,861	10,389

Deferred tax liabilities	443	443
Other long-term liabilities	75	86

Total liabilities	10,379	10,918

Stockholders’ equity
Common stock	163	161
Additional paid-in capital	64,622	64,642
Accumulated deficit	(6,786)	(8,583)
Accumulated other comprehensive loss	(460)	(429)
Less: treasury stock	(4,894)	(3,435)

Total stockholders’ equity	52,645	52,356

Total liabilities and stockholders’ equity	$63,024	$63,274

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(amounts in thousands, except per share amounts)

(unaudited)

	For the three months ended		For the nine months ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010

Net sales	$14,564	$13,656	$44,274	$41,629
Cost of sales	4,381	3,258	13,570	10,257

Gross profit	10,183	10,398	30,704	31,372

Operating expenses:
Sales and marketing	4,757	4,698	14,646	14,339
General and administrative	2,802	2,533	8,517	7,642
Research and development	974	1,135	3,286	4,013
Restructuring charges	394	—	2,049	—
Gain on termination of distribution agreement	(735)	—	(735)	—
Impairment charge	—	—	83	68

Total operating expenses	8,192	8,366	27,846	26,062

Income from operations	1,991	2,032	2,858	5,310

Other income (loss):
Interest income, net	4	8	7	20
Other income (loss), net	(49)	25	103	(3)

Total other income (loss), net	(45)	33	110	17

Income before income taxes	1,946	2,065	2,968	5,327

Provision for income taxes	732	548	1,171	1,278

Net income	$1,214	$1,517	$1,797	$4,049

Net income per share of common stock:
Basic	$0.08	$0.10	$0.12	$0.26

Diluted	$0.08	$0.09	$0.11	$0.25

Weighted average shares outstanding:
Basic	15,491	15,622	15,476	15,638

Diluted	16,030	16,157	16,045	16,090

Cash dividends declared per common share	$0.02	$—	$0.06	$—

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)

SELECTED NET SALES INFORMATION

(amounts in thousands)

(unaudited)

	For the three months ended				For the nine months ended
	September 30, 2011		September 30, 2010		September 30, 2011		September 30, 2010
	$	%	$	%	$	%	$	%
Net Sales by Product Category:
Vascular	$11,208	77%	$9,971	73%	$33,404	75%	$29,735	72%
Endovascular	2,372	16%	2,698	20%	7,998	18%	8,934	21%
Other	984	7%	987	7%	2,872	7%	2,960	7%

Total Net Sales	$14,564	100%	$13,656	100%	$44,274	100%	$41,629	100%

Net Sales by Geography
Americas	$9,567	66%	$8,886	65%	$27,984	63%	$25,806	62%
International	4,997	34%	4,770	35%	16,290	37%	15,823	38%

Total Net Sales	$14,564	100%	$13,656	100%	$44,274	100%	$41,629	100%

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)

IMPACT OF FOREIGN CURRENCY AND BUSINESS ACTIVITIES

(amounts in thousands)

(unaudited)

	2011			2010				2009
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1

Total net sales	14,564	15,112	14,598	14,431	13,656	14,158	13,815	13,584	13,346	12,630	11,348
Impact of currency exchange rate fluctuations (1)	431	669	10	(420)	(418)	(336)	314	613	(215)	(699)	(622)
Net impact of acquisitions, distributed sales and discontinued products, excluding currency exchange rate fluctuations (2)	(51)	259	283	56	(105)	(65)	95	397	333	234	101

(1)	Represents the impact of the change in foreign exchange rates compared to the corresponding quarter of the prior year based on the weighted averge exchange rate for each quarter.
(2)	Represents the impact of sales of products of acquired businesses and distributed sales of other manufacturers’ products, net of sales related to discontinued and divested products, based on 12 months’ sales following the date of the event or transaction, for the current period only.

LEMAITRE VASCULAR, INC (NASDAQ: LMAT)

NON-GAAP FINANCIAL MEASURES

(amounts in thousands)

(unaudited)

Reconciliation between GAAP and Non-GAAP sales growth:
For the three months ending September 30, 2011
Net sales as reported	$14,564
Impact of currency exchange rate fluctuations	(431)
Net impact of acquisitions, distributed sales and discontinued products, excluding currency	51

Adjusted net sales		$14,184

For the three months ending September 30, 2010
Net Sales as reported		$13,656

Adjusted net sales increase for the three months ending September 30, 2011		$528	4%

	For the three months ended		For the nine months ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Reconciliation between GAAP and Non-GAAP income from operations:
Income from operations as reported	$1,991	$2,032	$2,858	$5,310
Inventory write-off from terminated product line	—	—	361	—
Restructuring charges	394	—	2,049	—
Gain on termination of distribution agreement	(735)	—	(735)	—
Impairment	—	—	83	68

Adjusted income from operations	$1,650	$2,032	$4,616	$5,378

	For the three months ended		For the nine months ended
	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Reconciliation between GAAP and Non-GAAP operating expenses:
Operating expenses as reported	$8,192	$8,366	$27,846	$26,062
Restructuring charges	(394)	—	(2,049)	—
Gain on termination of distribution agreement	735	—	735	—
Impairment	—	—	(83)	(68)

Adjusted operating expenses	$8,533	$8,366	$26,449	$25,994

Reconciliation between GAAP and Non-GAAP change in selling expense:
For the three months ending September 30, 2011
Selling expense as reported	$4,757
Impact of currency exchange rate fluctuations	(175)

Adjusted selling expense		$4,582

For the three months ending September 30, 2010
Selling expense as reported		$4,698

Adjusted net selling expense decrease for the three months ending September 30, 2011		$(116)	-2%

Reconciliation between GAAP and Non-GAAP sales growth for Quarterly Guidance:
For the three months ending December 31, 2011
Net sales per guidance	$14,200
Impact of currency exchange rate fluctuations	27
Net impact of acquisitions, distributed sales and discontinued products, excluding currency	1,439

Adjusted net sales		$15,666

For the three months ending December 31, 2010
Net Sales as reported		$14,431

Adjusted net sales increase for the three months ending December 31, 2010		$1,235	9%

Reconciliation between GAAP and Non-GAAP sales growth for Annual Guidance:
For the year ending December 31, 2012
Net sales per guidance	$59,000
Impact of currency exchange rate fluctuations	311
Net impact of acquisitions, distributed sales and discontinued products, excluding currency	3,959

Adjusted net sales		$63,270

For the year ending December 31, 2011
Net sales per guidance		$58,475

Adjusted net sales increase for the year ending December 31, 2012		$4,795	8%